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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  April 9, 1999

                         COMMUNITY FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    Tennessee
                 (State or other jurisdiction of incorporation)

                   0-28496                         62-1626938
            (Commission File No.)     (IRS Employer Identification No.)

401 Church Street, Nashville, Tennessee 37219
(Address of principal executive offices)

615/271-2025
(Registrant's telephone number, including area code)

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ITEM 5.     OTHER EVENTS

Community Financial Group, Inc. (NASDAQ: CFGI), parent company of The Bank of Nashville, announced the formation of TBON-Mooreland Joint Venture, LLC, a joint venture of The Bank of Nashville and Mooreland Title Company, LLC.

Exhibit 99.1: Copy of press release dated April 9, 1999 regarding this joint venture.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMMUNITY FINANCIAL GROUP, INC.

Date: May 5, 1999                  /s/ Mack S. Linebaugh, Jr.
     ---------------               --------------------------------------
                                   Mack S. Linebaugh, Jr.
                                   Chairman, President
                                   and Chief Executive Officer